The Long-Term Care ETF

Schedule of Investments (unaudited)

January 31, 2020

	Shares	Value

Common Stocks - 100.0%
Commercial Services & Supplies - 1.8%
Healthcare Services Group, Inc.	23,383	$598,605
Equity Real Estate Investment Trusts (REITs) - 63.3%
Aedifica SA	7,797	1,054,158
Care Property Invest NV	6,865	234,320
CareTrust, Inc.	29,871	662,539
Diversified Healthcare Trust	74,491	575,071
Healthpeak Properties, Inc.	95,319	3,430,531
Ingenia Communities Group	70,543	225,735
LTC Properties, Inc.	12,405	572,615
National Health Investors, Inc.	13,403	1,130,945
New Senior Investment Group, Inc.	25,966	197,861
Omega Healthcare Investors, Inc.	40,530	1,700,233
Sabra Health Care, Inc.	60,315	1,296,772
Ventas, Inc.	69,528	4,022,890
Welltower, Inc.	75,868	6,441,952

		21,545,622
Health Care Providers & Services - 32.9%
Addus HomeCare Corp.*	4,529	427,266
Ambea AB (144A)	22,522	181,556
Amedisys, Inc.*	7,427	1,310,791
Arvida Group, Ltd.	149,383	177,879
Attendo AB (144A)	32,628	179,581
Brookdale Senior Living, Inc.*	57,787	380,816
Capital Senior Living Corp.*	7,116	19,854
Charm Care Corp. KK	4,900	39,875
Chartwell Retirement Residences	66,170	704,452
Elan Corp.	4,100	64,459
Ensign Group, Inc.	15,947	720,804
Estia Health, Ltd.	61,558	101,789
Extendicare, Inc.	25,392	158,010
Genesis Healthcare, Inc.*	20,320	30,480
Japara Healthcare, Ltd.	82,670	53,683
Korian SA	16,205	739,885
LHC Group, Inc.*	9,407	1,371,070
Mediterranean Towers, Ltd.	30,801	95,392
Metlifecare, Ltd.	67,537	300,264
National HealthCare Corp.	3,835	321,833
NichiiGakkan Co., Ltd.	11,500	160,746
Oceania Healthcare, Ltd.	105,252	83,099
Orpea	10,349	1,348,727
Regis Healthcare, Ltd.	41,602	67,120
Ryman Healthcare, Ltd.	123,326	1,316,074
Sienna Senior Living, Inc.	20,958	298,234
St-Care Holding Corp.	3,500	15,339
Summerset Group Holdings, Ltd.	66,138	381,787
Tsukui Corp.	15,900	84,499
Uchiyama Holdings Co., Ltd.	2,500	11,971
UNIMAT Retirement Community Co., Ltd.	1,100	15,883
Viemed Healthcare, Inc.*	10,599	55,698

		11,218,916
Professional Services - 1.6%
SMS Co., Ltd.	21,100	533,803
Real Estate Management & Development - 0.4%
Lifestyle Communities, Ltd.	22,714	139,134

Total Common Stocks (cost $32,648,604)				34,036,080

		Shares		Value

Investment Companies - 0.2%
Money Markets - 0.2%
State Street Institutional U.S. Government Money Market Fund, 1.5180% ºº (cost $78,241)			78,241	$78,241

Total Investments (total cost $32,726,845) - 100.2%				34,114,321

Liabilities, net of Cash, Receivables and Other Assets - (0.2%)				(56,645)

Net Assets - 100%				$34,057,676

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$25,346,867	74.3%
New Zealand	2,259,103	6.6
France	2,088,612	6.1
Belgium	1,288,478	3.8
Canada	1,160,696	3.4
Japan	926,575	2.7
Australia	587,461	1.7
Sweden	361,137	1.1
Israel	95,392	0.3
Total	$34,114,321	100.0%

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/20
Investment Companies — N/A
Investments Purchased with Cash Collateral from Securities Lending — N/A
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$401∆	$—	$—	$—

	Market Value at 10/31/19	Purchases	Sales	Market Value at 1/31/20
Investment Companies — N/A
Investments Purchased with Cash Collateral from Securities Lending — N/A
Janus Henderson Cash Collateral Fund LLC, 1.4800% ºº	$ —	$80,768	$(80,768)	$—

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of January 31, 2020.
∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the period ended January 31, 2020 is $361,137 which represents 1.1% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2020.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs

Assets Investments in Securities:
Common Stocks	$34,036,080	$—	$—
Investment Companies	78,241	—	—
Total Assets	$34,114,321	$—	$—

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available, or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.